ING Life Insurance and Annuity Company
and its
Variable Annuity Account B
Group Variable Annuity Contracts for Employer-Sponsored
Deferred Compensation
Supplement dated October 26, 2007 to the Contract Prospectus and
Contract Prospectus Summary, each dated April 30, 2007, as amended

The information in this Supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Contract Prospectus Summary. Please read it carefully and keep it with your current variable annuity Contract Prospectus and Contract Prospectus Summary for
future reference.

The following sentence is added to the end of the second paragraph under the “Commission
Payments” subsection of the section entitled “Contract Distribution” in the Contract Prospectus and
Contract Prospectus Summary:

             These other promotional incentives or payments may not be offered to all distributors, and may be limited only to ING Financial Advisers, LLC and other distributors affiliated with the Company.

In addition, the following bulleted item replaces the second bullet under the “Commission Payments”
subsection in the Contract Prospectus and Contract Prospectus Summary:

  Loans or advances of commissions in anticipation of future receipt of purchase payments (a form of lending to registered representatives). These loans may have advantageous terms, such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which may be conditioned on contract sales;

Insurance products issued by ING Life Insurance and Annuity Company. Securities offered through ING Financial
Advisers, LLC (Member SIPC), One Orange Way, Windsor, CT 06095-4774, or through other Broker-Dealers with which it has a selling agreement. These companies are wholly owned, indirect subsidiaries of ING Groep N.V.
Insurance obligations are the responsibility of each individual company.

X.75996-07E	October 2007